UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2021

WB Burgers Asia, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56233	00-0000000
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3F K’s Minamiaoyama 6-6-20 Minamiaoyama, Minato-ku, Tokyo 107-0062, Japan	107-0062
(address of principal executive offices)	(zip code)

81-90-6002-4978
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

“We”, “Us”, and or “The Company” refer to WB Burgers Asia, Inc.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements which may involve risks and uncertainties. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates”, “believes”, “can”, “continue”, “could”, “estimates”, “expects”, “intends”, “may”, “plans”, “potential”, “predicts”, or “should”, or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may appear in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements to vary. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements, except as expressly required by law.

Item 8.01 Other Events

On November 9, 2021, our wholly owned subsidiary, WB Burgers Japan Co., Ltd., consummated a lease agreement with Arai Co., Ltd., a Japanese realty group, for the location in which we intend to open our first Wayback Burgers restaurant. The property is located in the popular shopping plaza of Omotesando, located in the Tokyo prefecture. The location is in what we believe to be an area of high foot traffic and is also in close proximity to numerous brand name retailers and stores which we believe may bolster the number of patrons who decide to dine at our location, once opened to the public.

Details of the Leased Property:

The property is located at 6-19-20 No.15 Arai Bldg Jingumae Shibuya-Ku, Tokyo, Japan, which is in a popular shopping location that is only a minute walk from the Omotesando Station. The deposit is 35,000,000 JPY ($304,000) and the monthly rent is 3,850,000 JPY (including tax) ($33,475). The term of the lease extends from November 9, 2021 to January 8, 2024, and has the option to be extended indefinitely for additional two-year periods. The interior space is 157.82 ㎡ (1698.760 ft), and the terrace space is 145.06 ㎡ (1561.413 ft), which accounts for a total usable space of 302.88 ㎡ (3260.173 ft).

Below are a few photographs of the new location (second floor). Logos and branding of neighboring businesses have been blurred out in the below image. We are currently having branding such as signs, and other related material, created to display on the interior and exterior of our location.

We also intend to immediately begin the interior and exterior buildout of the above property so that we can begin physical operations of our first Wayback Burgers Restaurant. We expect that the renovations necessary to make to this location suitable for our operations will cost approximately $1,000,000. We intend to use available cash reserves to fund the above buildout however, we may rely on funds provided to us by our sole officer and Director Koichi Ishizuka.

Simultaneous to the buildout of our first Wayback Burgers location, we will continue to vet out the remaining staff we need to successfully operate our restaurant location upon opening, in what we hope to be late December 2021.

Currently, we have already vetted out and pre-emptively hired various employees such as line cooks and other workers, but we believe we will need to hire additional staff to efficiently operate our first restaurant location.

Additional Disclosure

On November 6, 2021, our largest controlling shareholder, White Knight Co., Ltd., a Japanese Company, owned and controlled by our sole officer and Director, Koichi Ishizuka, sold a total of 14,347,826 shares of restricted common stock of the Company to the following parties in the respective quantities:

Name of Purchaser	Common Shares Purchased	Price Paid Per Share ($)	Total Approximate Amount Paid ($)
M&A Company [1]	1,304,348	0.20	260,870
Michinari Yamamoto	1,304,348	0.20	260,870
Atsushi Morikawa	1,304,348	0.20	260,870
Motoki Hirai	1,304,348	0.20	260,870
Tomonori Yoshinaga	1,739,130	0.20	347,826
Go Watanabe	3,043,478	0.20	608,696
Okakichi Co., Ltd [2]	4,347,826	0.20	869,565
Total	14,347,826	0.20	2,869,567

1 The authorized party of M&A Company, a Japan entity, is Akihiro Ando.

2 The authorized party of Okakichi Co., Ltd, a Japan entity, is Shigeru Okada.

In regards to all of the above transactions White Knight Co., Ltd. claims an exemption from registration afforded by Section Regulation S of the Securities Act of 1933, as amended ("Regulation S") for the above sales of the stock since the sales of the stock were made to non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

Following the above transactions, White Knight Co., Ltd. now owns 537,987,224 shares of our Common Stock. White Knight Co., Ltd. also remains the owner of 1,000,000 shares of our Preferred Series A Stock. Every share of our Series A Preferred Stock has super voting rights that allows for 1,000 votes for every vote of Common Stock. White Knight Co., Ltd. remains our majority controlling shareholder.

The above transactions did not result in a change to our balance of issued and outstanding shares of either common or preferred stock as the shares were sold from the account of White Knight Co., Ltd. As of today’s date we have 1,012,706,797 shares of Common Stock and 1,000,000 shares of Series A Preferred Stock issued and outstanding.

An unsigned, blank, copy of the specimen subscription used for the aforementioned sale(s) of common shares is attached herein as exhibit 10.1. This Form 8-K does not purport to include full details and or terms of the sale of shares to M&A Company, Michinari Yamamoto, Atsushi Morikawa, Motoki Hirai, Tomonori Yoshinaga, Go Watanabe, or Okakichi Co., Ltd.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Specimen Subscription Agreement - Unsigned, Blank Copy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

WB Burgers Asia, Inc.

Dated: November 9, 2021	/s/ Koichi Ishizuka
Koichi Ishizuka Chief Executive Officer